EXHIBIT 10.7

                               EXCHANGE AGREEMENT


         EXCHANGE AGREEMENT (this "AGREEMENT"), dated as of April 10, 2002, by and among Kanakaris Wireless, a Nevada corporation, with headquarters located at 1280 Bison, Suite B9-287, Newport Beach, California 92660 (the "COMPANY"), and Bristol Capital, LLC a California limited liability company, with an office at 6363 Sunset Boulevard, Hollywood, California 90028 (the "HOLDER").

         WHEREAS:

         A. The Company and the Holder are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

         B. The Holder is the owner of 100 shares of common stock of FFM Acquisition Corp., a California corporation, representing fifty percent (50%) of the issued and outstanding shares of capital stock of FFM Acquisition Corp. (the "FFM SHARES");

         C. The Company has authorized a new series of preferred stock, designated as Series B Convertible Preferred Stock (the "SERIES B PREFERRED STOCK"), having the rights, preferences and privileges set forth in the Certificate of Designations, Preferences and Rights, attached hereto as EXHIBIT "A". (the "CERTIFICATE OF DESIGNATION") and has authorized the issuance to the Holder of an aggregate of Nine Hundred (900) shares of Series B Preferred Stock (together with any shares of Series B Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "PREFERRED SHARES");

         D. The Series B Preferred Stock is convertible into shares of common stock, $.001 par value per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

         E. The Holder and the Company each desire for the Holder to exchange the FFM Shares for the Preferred Shares on the terms and conditions set forth in this Agreement;

         F. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "B" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW THEREFORE, the Company and the Holder agree as follows:

         1. EXCHANGE OF SECURITIES.

                  a. EXCHANGE OF SECURITIES. On the Closing Date (as defined below), the Company shall issue to the Holder the Preferred Shares in exchange for the FFM Shares.

                  b. CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the exchange of the Securities pursuant to this Agreement (the "CLOSING") shall be, 4:00 p.m. Pacific Standard Time on April 10, 2002, or such other mutually agreed upon time (the "CLOSING DATE"). The Closing shall occur at such location as may be agreed to by the parties.

         2. HOLDER'S REPRESENTATIONS AND WARRANTIES. The Holder represents and warrants to the Company that:

                  a. INVESTMENT PURPOSE. As of the date hereof, the Holder is purchasing the Preferred Shares and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Shares (including, without limitation, such additional shares of Common Stock, if any, as are issuable (i) on account of dividends on the Preferred Shares, (ii) as a result of the events described in Sections ___ and ___ of the Certificate of Designation and Section 2(c) of the Registration Rights Agreement or (iv) in payment of the Standard Liquidated Damages Amount (as defined in Section 2(f) below) pursuant to this Agreement, such shares of Common Stock being collectively referred to herein as the "CONVERSION SHARES") (the Conversion Shares and the Preferred Shares are referred to collectively as the "SECURITIES") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; PROVIDED, HOWEVER, that by making the representations herein, the Holder does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  b. ACCREDITED INVESTOR STATUS. The Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "ACCREDITED Investor").

                  c. RELIANCE ON EXEMPTIONS. The Holder understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

                  d. INFORMATION. The Holder and its advisors, if any, have been, and for so long as the Preferred Shares remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Holder or its advisors. The Holder and its advisors, if any, have been, and for so long as the Preferred Shares remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Holder any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Holder. Neither such inquiries nor any other due diligence investigation conducted by Holder or any of its advisors or representatives shall modify, amend or affect Holder's right to rely on the Company's representations and warranties contained in Section 3 below. The Holder understands that its investment in the Securities involves a significant degree of risk.

                  e. GOVERNMENTAL REVIEW. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                  f. TRANSFER OR RE-SALE. The Holder understands that (i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Holder shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("RULE 144")) of the Holder who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, or (d) the Securities are sold pursuant to Rule 144, and the Holder shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a BONA FIDE margin account or other lending arrangement. In the event that the Company does not accept the opinion of counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 within three (3) business days of delivery of the opinion to the Company, the Company shall pay to the Holder liquidated damages of three percent (3%) per month of the stated value of the Preferred Shares plus accrued and unpaid dividends on the Preferred Shares, in cash or shares at the option of the Holder ("STANDARD LIQUIDATED DAMAGES AMOUNT"). If the Holder elects to be paid the Standard Liquidated Damages Amount in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment.

                  g. LEGENDS. The Holder understands that the Preferred Shares and, until such time as the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. The Holder agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

                  h. AUTHORIZATION; ENFORCEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Holder, and this Agreement constitutes, and upon execution and delivery by the Holder of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of the Holder enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                  i. RESIDENCY. The Holder is a resident of the jurisdiction set forth immediately below the Holder's name on the signature pages hereto.

                  j. OWNERSHIP. The Holder holds of record and owns beneficially the FFM Shares free and clear of any restrictions on transfer (other than any restrictions under the 1933 Act and state securities laws), encumbrances, taxes, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Holder is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Holder to sell, transfer, or otherwise dispose of any of the FFM Shares (other than this Agreement). The Holder is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of FFM Shares.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder that:

                  a. ORGANIZATION AND QUALIFICATION. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. SCHEDULE 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, that constitutes a "significant subsidiary" as defined in Rule 1-02 (w) of Regulation S-X promulgated under the 1933 Act.

                  b. AUTHORIZATION; ENFORCEMENT. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Preferred Shares, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Certificate of Designation has been duly filed with the Secretary of State of the State of Nevada.

                  c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 250,000,000 shares of Common Stock, of which 9,926,273 shares are issued and outstanding, 438,045 shares are reserved for issuance pursuant to the Company's stock option plans, a sufficient number of shares are reserved for issuance pursuant to the securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for shares of Common Stock that are described on SCHEDULE 3(c) and upon conversion of the Preferred Shares (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); and (ii) 5,000,000 shares of preferred stock, of which 1,000,000 shares have been designated as Class A Preferred Stock, all of which are issued and outstanding, and 900 shares have been designated as Series B Preferred Stock, all of which will be issued and outstanding upon the consummation of the transactions contemplated by this Agreement. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of each series of preferred stock of the Company (other than the Series B Preferred Stock) are as stated in the Articles of Incorporation, filed on or prior to the date hereof, and the Bylaws. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of the Series B Preferred Stock are as stated in the Certificate of Designation. Except as disclosed in SCHEDULE 3(C), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares or the Conversion Shares. The Company has furnished to the Holder true and correct copies of the Company's Restated Articles of Incorporation as in effect on the date hereof ("ARTICLES OF INCORPORATION") and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"). The Company shall provide the Holder with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date.

                  d. ISSUANCE OF SHARES. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Preferred Shares in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

                  e. ACKNOWLEDGMENT OF DILUTION. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Preferred Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the terms of the Preferred Shares is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                  f. NO CONFLICTS. Except as set forth on SCHEDULE 3(f), the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and, except as set forth on SCHEDULE 3(f), neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Holder owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement, in accordance with the terms hereof or thereof or to issue and sell the Preferred Shares in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Preferred Shares. Except as disclosed in SCHEDULE 3(f), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Over-the-Counter Bulletin Board (the "OTCBB") and does not reasonably anticipate that the Common Stock will be delisted by the OTCBB in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                  g. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since January 11, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered or made available to the Holder true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in SCHEDULE 3(g), none of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2001 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                  h. ABSENCE OF CERTAIN CHANGES. Since September 30, 2001, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

                  i. ABSENCE OF LITIGATION. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. SCHEDULE 3(i) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                  j. PATENTS, COPYRIGHTS, ETC.

                           (i) The Company and each of its Subsidiaries owns or
possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("INTELLECTUAL PROPERTY") necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(j) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(j) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

                           (ii) All of the Company's computer software and
computer hardware, and other similar or related items of automated, computerized or software systems that are used or relied on by the Company in the conduct of its business or that were, or currently are being, sold or licensed by the Company to customers (collectively, "INFORMATION TECHNOLOGY"), are Year 2000 Compliant. For purposes of this Agreement, the term "YEAR 2000 COMPLIANT" means, with respect to the Company's Information Technology, that the Information Technology is designed to be used prior to, during and after the calendar Year 2000, and the Information Technology used during each such time period will accurately receive, provide and process date and time data (including, but not limited to, calculating, comparing and sequencing) from, into and between the 20th and 21st centuries, including the years 1999 and 2000, and leap-year calculations, and will not malfunction, cease to function, or provide invalid or incorrect results as a result of the date or time data, to the extent that other information technology, used in combination with the Information Technology, properly exchanges date and time data with it. The Company has delivered to the Holder true and correct copies of all analyses, reports, studies and similar written information, whether prepared by the Company or another party, relating to whether the Information Technology is Year 2000 Compliant, if any.

                  k. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Except as set forth on SCHEDULE 3(K), neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                  l. TAX STATUS. Except as set forth on SCHEDULE 3(l), the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on SCHEDULE 3(L), none of the Company's tax returns is presently being audited by any taxing authority.

                  m. CERTAIN TRANSACTIONS. Except as set forth on SCHEDULE 3(m) and except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on SCHEDULE 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  n. DISCLOSURE. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Holder pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

                  o. ACKNOWLEDGMENT REGARDING HOLDER'S EXCHANGE OF SECURITIES. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm's length party with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Holder or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Holder's purchase of the Securities. The Company further represents to the Holder that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                  p. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Holder. The issuance of the Securities to the Holder will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

                  q. NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

                  r. PERMITS; COMPLIANCE. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2001, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

                  s. ENVIRONMENTAL MATTERS.

                           (i) Except as set forth in SCHEDULE 3(s), there are,
to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                           (ii) Other than those that are or were stored, used
or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

                           (iii) Except as set forth in SCHEDULE 3(s), there are
no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

                  t. TITLE TO PROPERTY. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 3(t) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

                  u. INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has provided or made available to the Holder true and correct copies of all policies relating to directors' and officers' liability coverage, errors and omissions coverage, and commercial general liability coverage.

                  v. INTERNAL ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  w. FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  x. SOLVENCY. Except as set forth on SCHEDULE 3(x), the Company (after giving effect to the transactions contemplated by this Agreement) is solvent (I.E., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and, after giving effect to the transactions contemplated by this Agreement, does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

                  y. NO INVESTMENT COMPANY. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "INVESTMENT COMPANY"). The Company is not controlled by an Investment Company.

                  z. BREACH OF REPRESENTATIONS AND WARRANTIES BY THE COMPANY. If the Company breaches in any material respect any of the representations or warranties set forth in this Section 3 and fails to cure such breach within three (3) business days after delivery by the Holder to the Company of written notice of such breach, and in addition to any other remedies available to the Holder pursuant to this Agreement, the Company shall pay to the Holder the Standard Liquidated Damages Amount in cash or in shares of Common Stock at the option of the Holder, until such breach is cured; PROVIDED, HOWEVER, that in no event shall the Company be required to pay such Standard Liquidated Damages after the full conversion or redemption of the Preferred Shares. If the Holder elects to be paid the Standard Liquidated Damages Amounts in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment.

4.       COVENANTS.

                  a. BEST EFFORTS. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

                  b. FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Holder promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Holder at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Holder on or prior to the Closing Date.

                  c. REPORTING STATUS; ELIGIBILITY TO USE FORM S-3, SB-2 OR FORM S-1. The Company's Common Stock is registered under Section 12(g) of the 1934 Act. The Company represents and warrants that it meets the requirements for the use of Form S-3 (of if Company is not eligible for the use of Form S-3 as of the Filing Date (as defined in the Registration Rights Agreement), the Company may use the form of registration for which it is eligible at that time) for registration of the sale by the Holder of the Registrable Securities (as defined in the Registration Rights Agreement). So long as the Holder beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company further agrees to file all reports required to be filed by the Company with the SEC in a timely manner so as to become eligible, and thereafter to maintain its eligibility, for the use of Form S-3. The Company shall issue a press release describing the materials terms of the transaction contemplated hereby as soon as practicable following the Closing Date but in no event more than two (2) business days after the Closing Date, which press release shall be subject to prior review by the Holder. The Company agrees that such press release shall not disclose the name of the Holder unless expressly consented to in writing by the Holder or unless required by applicable law or regulation, and then only to the extent of such requirement.

                  d. [INTENTIONALLY OMITTED]

                  e. [INTENTIONALLY OMITTED]

                  f. EXPENSES. At the Closing, the Company shall reimburse the Holder (but not any subsequent holder of Securities) for expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith (the "DOCUMENTS"), including, without limitation, attorneys' and consultants' fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents. When possible, the Company must pay these fees and expenses directly, otherwise the Company must make immediate payment for reimbursement to the Holder for all fees and expenses immediately upon written notice by the Holder or the submission of an invoice by the Holder. As of the date of this Agreement, Company has paid $20,000 toward such fees and expenses. If the Company fails to reimburse the Holder in full within three (3) business days of the written notice or submission of invoice by the Holder, the Company shall pay interest on the total amount of fees to be reimbursed at a rate of 15% per annum.

                  g. FINANCIAL INFORMATION. The Company agrees to send the following reports to the Holder until the Holder transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

                  h. AUTHORIZATION AND RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Preferred Shares in effect from time to time) and as otherwise required by the Preferred Shares. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Preferred Shares without the consent of the Holder. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at an amount ("RESERVED AMOUNT") equal to no less than two (2) times the number that is then actually issuable upon full conversion of the Preferred Shares (based on the Conversion Price of the Preferred Shares in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance ("AUTHORIZED AND RESERVED SHARES") is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this
Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount. If the Company fails to obtain such stockholder approval within forty-five (45) days following the date on which the Reserved Amount exceeds the Authorized and Reserved Shares, the Company shall pay to the Borrower the Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of the Holder. If the Holder elects to be paid the Standard Liquidated Damages Amount in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment. In order to ensure that the Company has authorized a sufficient amount of shares to meet the Reserved Amount at all times, the Company must deliver to the Holder at the end of every month a list detailing
(1) the current amount of shares authorized by the Company and reserved for the Holder; and (2) amount of shares issuable upon conversion of the Preferred Shares and as payment of dividends accrued on the Preferred Shares. If the Company fails to provide such list within ten (10) days of the end of each month, the Company shall pay the Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of the Holder, until the list is delivered. If the Holder elects to be paid the Standard Liquidated Damages Amount in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment.

                  i. LISTING. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Holder owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares. The Company will obtain and, so long as the Holder owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCBB, the Nasdaq National Market ("NASDAQ"), the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to the Holder copies of any notices it receives from the OTCBB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

                  j. CORPORATE EXISTENCE. So long as the Holder beneficially owns any Preferred Shares, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCBB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

                  k. NO INTEGRATION. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

                  l. BREACH OF COVENANTS. If the Company breaches in any material respect any of the covenants set forth in this Section 4, and fails to cure such breach within three (3) business days after delivery by the Holder to the Company of written notice of such breach, and in addition to any other remedies available to the Holder pursuant to this Agreement, the Company shall pay to the Holder the Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of the Holder, until such breach is cured; PROVIDED, HOWEVER, that in no event shall the Company be required to pay such Standard Liquidated Damages after the earlier to occur of the full conversion or redemption of the Preferred Shares. If the Holder elects to be paid the Standard Liquidated Damages Amount in shares, such shares shall be issued at the Conversion Price at the time of payment.

         5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Holder or its nominee, for the Conversion Shares in such amounts as specified from time to time by the Holder to the Company upon conversion of the Preferred Shares in accordance with the terms thereof (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares Holder, prior to registration of the Conversion Shares Holder under the 1933 Act or the date on which the Conversion Shares Holder may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Holder's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If the Holder provides the Company with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Holder provides reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO EXCHANGE SECURITIES. The obligation of the Company hereunder to exchange the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  a. The Holder shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

                  b. The Holder shall have delivered the FFM Shares in accordance with Section 1(a) above.

                  c. The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

                  d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         7. CONDITIONS TO THE HOLDER'S OBLIGATION TO EXCHANGE SECURITIES. The obligation of the Holder hereunder to exchange the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such the Holder's sole benefit and may be waived by the Holder at any time in its sole discretion:

                  a. The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Holder.

                  b. The Certificate of Designation shall have been duly filed with the Secretary of State of the State of Nevada and the Company shall have delivered to the Holder duly executed Preferred Shares (in such denominations as the Holder shall request) in accordance with Section 1(a) above.

                  c. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Holder, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

                  d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Holder shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Holder including, but not limited to certificates with respect to the Company's Articles of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

                  e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  f. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

                  g. The Conversion Shares shall have been authorized for quotation on the OTCBB and trading in the Common Stock on the OTCBB shall not have been suspended by the SEC or the OTCBB.

                  h. The Holder shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Holder and in substantially the same form as EXHIBIT "D" attached hereto.

                  i. The Holder shall have received an officer's certificate described in Section 3(c) above, dated as of the Closing Date.


         8. GOVERNING LAW; MISCELLANEOUS.

                  a. GOVERNING LAW. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW

YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

                  b. COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  c. HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                  d. SEVERABILITY. In the event that any provision of this Agreement is invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                  f. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                                    Kanakaris Wireless
                                    1280 Bison, Suite B9-287
                                    Newport Beach, California 92660
                                    Attention:  President and Chief Executive
                                                Officer
                                    Telephone:  (949) 760-5470
                                    Facsimile:    (949) 760-3670
                                    Email:  kana@aol.com


                           With copy to:

                                    Rutan & Tucker, LLP
                                    6111 Anton Boulevard
                                    Fourteenth Floor
                                    Costa Mesa, California  92626-1998
                                    Attention:  Larry A. Cerutti, Esquire
                                    Telephone:  714-641-5100
                                    Facsimile:   714-546-9035
                                    Email:  lcerutti@rutan.com


         If to the Holder: To the address set forth immediately below the Holder's name on the signature pages hereto.

         With copy to:

                                    Bristol Capital, LLC
                                    6363 Sunset Blvd., Third Floor
                                    Hollywood,  CA 90028
                                    Attention: Amy Wang
                                    Telephone:  323-769-2852
                                    Facsimile: 323-468-8307
                                    Email:  amy@bristolcompanies.net

         Each party shall provide notice to the other party of any change in address.

                  g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Holder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

Notwithstanding the foregoing, subject to Section 2(f), the Holder may assign its rights hereunder to any person that purchases Securities in a private transaction from the Holder or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

                  h. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. SURVIVAL. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Holder. The Company agrees to indemnify and hold harmless the Holder and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement or the Registration Rights Agreement, including advancement of expenses as they are incurred.

                  j. PUBLICITY. The Company and the Holder shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTCBB or NASD filings, or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Holder, to make any press release or SEC, OTCBB (or other applicable trading market) or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Holder shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

                  k. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  l. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  m. REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                           IN WITNESS WHEREOF, the undersigned Holder and the
Company have caused this Agreement to be duly executed as of the date first above written.



KANAKARIS WIRELESS


By:                  /S/ ALEX F. KANAKARIS
         --------------------------------------------
         Alex F. Kanakaris
         President and Chief Executive Officer


BRISTOL CAPITAL, LLC


By:               /S/ PAUL KESSLER
         -----------------------------------
         Name: Paul Kessler
         Title: Director

RESIDENCE:        California

ADDRESS:          6363 Sunset Blvd., Fifth Floor
                  Hollywood, CA  90028